UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 5, 2021

KAISER ALUMINUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 200 Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)

(949) 614-1740

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Appointment of Officers

On March 5, 2021, the board of directors of Kaiser Aluminum Corporation (the “Company”) appointed John M. Donnan as Chief Administrative Officer and General Counsel and Neal E. West as Executive Vice President and Chief Financial Officer.

Mr. Donnan, 60, joined the Company in 1993 and served as Executive Vice President - Legal, Compliance and Human Resources since June 2012. He previously served as Senior Vice President, Secretary and General Counsel from December 2007 to June 2012 and as Vice President, Secretary and General Counsel from January 2005 to December 2007. Mr. Donnan is responsible for the Company’s corporate legal, compliance, internal audit, environmental, safety, quality and human resources functions. Prior to joining Kaiser, Mr. Donnan was an associate in the Houston, Texas office of the law firm of Chamberlain, Hrdlicka, White, Williams & Martin. He holds a Juris Doctorate degree from the University of Arkansas School of Law and Bachelor of Business Administration degrees in finance and accounting from Texas Tech University. He is a member of the Texas and California bars.

Mr. West, 62, joined the Company in June 2008 as Vice President and Chief Accounting Officer and served as Senior Vice President and Chief Financial Officer since February 2019. Prior to joining Kaiser, Mr. West served as the Principal Accounting Officer of Gateway, Inc. from June 2005 to May 2008. Mr. West was also the Vice President and Corporate Controller of Gateway, Inc. from April 2005 to May 2008. Prior to joining Gateway, Inc., Mr. West was the Vice President and Controller for APL Logistics, Ltd. from April 2000 to April 2005. In addition, Mr. West has held a number of finance, service and support positions at APL Ltd. Mr. West also previously worked for Standard Pacific and West-Tronics, Inc. as Division Controller and Financial Manager. Mr. West is a Certified Public Accountant, a Certified Management Accountant and a Chartered Global Management Accountant and holds a Master of Science degree in information systems from Roosevelt University and a Bachelor of Science degree in accounting and business administration from Illinois State University.

In connection with the appointment of Messrs. Donnan and West, their expanded roles and responsibilities, the Company’s continuing focus on succession planning and, with respect to Mr. Donnan, the elimination of the Company’s obligation to make excise tax gross up payments as more fully described below, the compensation committee (the “Compensation Committee”) of the board of directors of the Company approved the issuance, effective March 5, 2021, of 10,000 restricted stock units to each of Messrs. Donnan and West. The restrictions on 100% of the restricted stock units will lapse on March 5, 2024 or earlier if their employment terminates as a result of death or disability, their employment is terminated by the Company without cause, or in the event of a change in control of the Company.

In addition, on March 5, 2021, the Company and Mr. Donnan entered into an amended and restated severance agreement (the “Amended Severance Agreement”), that provides for the elimination of the Company's obligation to make excise tax gross up payments to Mr. Donnan in the event of his termination in connection with a change in control of the Company. In lieu of the gross up payment, the Amended Severance Agreement provides that if any payments to Mr. Donnan upon his termination would be subject to a federal excise tax, then such payments would be reduced to the minimum extent necessary so that no portion of such payments, as so reduced, is subject to such tax, except that such a reduction will be made only if and to the extent such reduction would result in an increase in the aggregate payment on an after-tax basis.  The preceding descriptions of the Amended Severance Agreement is a summary and is qualified in its entirety by the Amended Severance Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2021 Base Salary

On March 5, 2021, the Compensation Committee approved the annual base compensation of the Company's executive officers, effective April 1, 2021, including the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”).

Name and Position	Base Salary
Keith A. Harvey	$900,000
President and Chief Executive Officer

John M. Donnan	$475,000
Chief Administrative Officer and General Counsel

Neal E. West	$470,000
Executive Vice President and Chief Financial Officer

Raymond D. Parkinson	$385,300
Senior Vice President – Advanced Engineering

As previously disclosed, in connection with the Company's executive leadership succession plan, Jack A. Hockema, the Company’s former Chief Executive Officer, transitioned to Executive Chairman effective July 31, 2020.  As Executive Chairman, Mr. Hockema receives compensation in an amount equal to the sum of the annual retainers and meeting fees paid by the Company to its directors for service on the board and the amount of the additional annual retainer paid by the Company to its Lead Independent Director.

2021 Incentive Compensation

On March 5, 2021, the Compensation Committee also approved a short-term incentive plan for 2021 (the “2021 STI Plan”) and a long-term incentive program for the 2021 through 2023 performance period (the “2021 - 2023 LTI Plan”). The structure, terms and objectives of the 2021 STI Plan and 2021 - 2023 LTI Plan are described in more detail below and generally consistent with the structure, terms and objectives of the 2020 short-term incentive plan and the 2020-2022 long-term incentive program, except for (i) the annual increase of the adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA") targets resulting in threshold, target and maximum payouts under the 2021 STI Plan, (ii) the additional increase of EBITDA targets in connection with the anticipated closing of the Company’s acquisition of Alcoa Warrick LLC and certain assets comprising the aluminum casting and rolling mill facility located in Evansville, Warrick County, Indiana (“Warrick”) on March 31, 2021 (the “Closing Date”) and corresponding increase in the Company’s adjusted net assets and depreciation, (iii) the incorporation of Warrick’s performance after the Closing Date into the STI Plan’s safety, quality and delivery modifiers, (iv) the reduction of the weighting of the cost modifier under the STI Plan from 20% to 10% and (v) the incorporation of Warrick’s results into the calculation of the Company’s adjusted EBITDA margin performance under the 2021-2023 LTI Plan.

2021 STI Plan

The 2021 STI Plan is designed to reward participants for achieving certain adjusted EBITDA performance goals determined based on the return on the Company's adjusted net assets based on adjusted pre-tax operating income. Similar to the short-term incentive plan approved by the Compensation Committee in 2020, the 2021 STI Plan includes modifiers for safety (±10%), quality (±10%), delivery (±10%) and cost (±10%) performance, and permits, subject to the maximum payout opportunity described below, adjustments to individual awards in recognition of exceptional performance, including individual, facility, and/or functional area performance, which, with respect to the Company’s executive officers would also require approval by the Company’s Compensation Committee.  For Messrs. Harvey, Donnan and West, 60% of the on-time delivery modifier will be based on the on-time delivery performance of the Company’s current facilities and the remaining 40% will be based on Warrick’s on-time delivery rate.

The 2021 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero for less than a 6% return on the Company’s adjusted net assets up to three times the target payout amount for a 30% or more return on the Company’s adjusted net assets. Each year higher net assets and depreciation raise the adjusted EBITDA levels required to achieve threshold, target and maximum payouts. The table below sets forth the estimated future payouts that can be earned by each of the following Named Executive Officers, except Mr. Hockema, under the 2021 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.  Mr. Hockema no longer participates in the Company's short-term incentive plans.

Name	Below Threshold	Threshold	Target	Maximum
Keith A. Harvey	—	$450,000	$900,000	$2,700,000
John M. Donnan	—	$170,000	$340,000	$1,020,000
Neal E. West	—	$167,500	$335,000	$1,005,000
Raymond D. Parkinson	—	$78,450	$156,900	$470,700

The preceding description of the 2021 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2021 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

2021 - 2023 LTI Plan

The 2021 - 2023 LTI Plan is designed to reward participants with (i) a fixed number of time-vested restricted stock units representing 45% of the target monetary value of the 2021-2023 LTI Plan grants (30% for Mr. Harvey) and (ii) a fixed number of performance shares representing 55% of the target monetary value of the 2021-2023 LTI Plan grants (70% for Mr. Harvey) that vest, if at all, based on the Company's achievement of the performance objectives described below. The performance objective for 60% of the performance shares is based on the Company's TSR performance relative to its peer companies in the S&P 1000 Materials index, for 20% of the performance shares is based Company's total controllable cost performance (exclusive of Warrick) and for the remaining 20% of the performance shares is based on the Company's adjusted EBTIDA margin performance, each over the 2021 through 2023 performance period.  Mr. Hockema does not participate in the 2021 - 2023 LTI Plan.

The restricted stock units issued to members of senior management, including the Named Executive Officers (other than Mr. Hockema), subject to certain limited exceptions, vest on March 5, 2024, and entitle the participant to receive one share of the Company’s common stock for each vesting restricted stock unit. The 2021 - 2023 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the pro rata portion of the target number of performance shares depending upon the Company's performance. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.

On March 5, 2021, the Compensation Committee approved the following grants of restricted stock units and performance shares, effective as of March 5, 2021, to the following Named Executive Officers pursuant to the terms of the 2021 - 2023 LTI Plan:

Name	Number of Restricted Stock Units (1)	Number of Target Performance Shares (2)
Keith A. Harvey	7,407	17,285
John M. Donnan	3,320	4,058
Neal E. West	3,245	3,967
Raymond E. Parkinson	1,570	1,920

_______

(1)

The restrictions on 100% of the restricted stock units granted will lapse on March 5, 2024 or earlier if the Named Executive Officer's employment terminates as a result of death or disability or in the event of a change in control of the Company. If the Named Executive Officer’s employment is terminated by the Company without cause or the Named Executive Officer’s employment is is voluntarily terminated by the Named Executive Officer for good reason, in either case before March 5, 2024, the restricted stock units granted will remain outstanding and vest on March 5, 2024 (or earlier in the event of a change of control or the Named Executive Officer’s death or disability). If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after retirement at age 65 or older, the restricted stock units granted will remain outstanding and the restrictions on a pro-rated portion of such units, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse on March 5, 2024.

(2)

The tables below set forth the number of performance shares that will become vested for each of the following Named Executive Officers under the 2021 - 2023 LTI Plan below the threshold performance levels and at the threshold, target and maximum performance levels based on the Company’s performance objectives described above:

Name	Below Threshold	Threshold	Target	Maximum
Keith A. Harvey	—	8,642	17,285	34,570
John M. Donnan	—	2,029	4,058	8,116
Neal E. West	—	1,983	3,967	7,934
Raymond D. Parkinson	—	960	1,920	3,840

________

The number of performance shares, if any, that are earned will be determined based on the Company performance and will vest on the later to occur of March 5, 2024 and the date on which the Compensation Committee approves the multipliers for the performance shares based on the Company's achievement of each of the performance objectives described above. Notwithstanding the foregoing, the respective target number of performance shares will be earned and immediately vest if prior to December 31, 2023 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2023, the number of performance shares, if any, that are earned will be determined based on the Company's achievements during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and will vest on the later to occur of March 5, 2024 and the date on which the Compensation Committee approves the multipliers for the performance shares based on the Company's achievement of each of the performance objectives. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and pro-rated for the number of days the Named Executive Officer was employed by the Company during the performance period.

The grants of restricted stock units and performance shares, including the grants of restricted stock units to Messrs. Donnan and West in connection with their appointment, were made pursuant to the Company's 2016 Equity and Incentive Compensation Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on May 26, 2016. A summary of the performance objectives for determining the number of performance shares earned under the 2021 - 2023 LTI Plan is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Severance Agreement dated March 5, 2021 between the Company and John M. Donnan.
10.2	2021 Short-Term Incentive Plan.
10.3	2021-2023 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary

Date: March 11, 2021